AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 2021
FILE NO. 333-23271
FILE NO. 811-08091

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 29 ☒
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 29   ☒
(CHECK APPROPRIATE BOX OR BOXES)

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 BROAD STREET
NEWARK, NJ 07102
DEPOSITOR'S TELEPHONE NUMBER: (973) 802-6000
(Address and telephone number of Depositor’s principal executive offices)

MICHELE DRUMMEY
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
280 TRUMBULL STREET
HARTFORD , CT 06103
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☐     on May 1, 202 2 pursuant to paragraph (b) of Rule 485
☒     60 days after filing pursuant to paragraph (a) of Rule 485
☐    on May 1, 202 2 pursuant to paragraph (a) of Rule 485

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
PROSPECTUS: MAY 1, 2022

This prospectus describes the DISCOVERY SELECT® Group Variable Annuity Contract (the “Contract”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Contract is sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the Subaccounts, which are made available to you through your plan.
In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 2022. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-23271). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549, and its public reference number is (202) 551-8090.
If you are a new investor in the Contract, you may cancel your interest in the Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive a refund equal to your Participant Account Value, plus the amount of any fees or charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the portfolio s.
In compliance with United States law, Prudential will deliver this prospectus to Participants that currently reside outside the United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: MAY 1, 2022	Statement of Additional Information Dated: MAY 1, 2022

PROSPECTUS CONTENTS

Page
GLOSSARY	1
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	3
OVERVIEW OF THE CONTRACT	6
FEE TABLE	6
BRIEF DESCRIPTION OF THE CONTRACTS	8
Right to Cancel	9
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	10
The Prudential Insurance Company of America	10
Prudential Discovery Select Group Variable Contract Account	10
The Portfolios	11
Payments to Prudential	11
Other Fund Information	12
Guaranteed Interest Account	12
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	13
THE CONTRACTS	14
The Accumulation Period	14
Allocation of Purchase Payments	15
Asset Allocation Program	15
Transfers	15
Transfers Between the Guaranteed Interest Account and the Discovery Account	17
Redemption Fees and Abusive Trading Practices	17
Auto-Rebalancing	18
Withdrawals	19
Systematic Withdrawal Plan	20
Suspension of Payments or Transfers	21
Texas Optional Retirement Program	21
Death Benefit	22
Discontinuance of Contributions	23
Loan Program	23
Modified Procedures	27
CHARGES, FEES AND DEDUCTIONS	28
Charges in General	28
Administrative Fee and Annual Account Charge	28
Charge for Assuming Mortality and Expense Risks	28
Base Contract Fee	28
Expenses Incurred by the Funds	29
Withdrawal Charge	29
Loan Fee	29
Aggregate Nature of Charges	29
Taxes Attributable to Premium	29
REQUESTS, CONSENTS AND NOTICES	30
FEDERAL TAX STATUS	31
Annuity Qualification	31
Tax Qualified Retirement Arrangements Using the Contracts	31
Contributions/Rollovers	31
i

ii

GLOSSARY

The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information ( “ SAI”) . Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Prudential Discovery Select Group Variable Contract Account, or the interest rate credited under the Guaranteed Interest Account, as selected.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code—The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contract—The group variable annuity contract that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Funds—The Prudential Series Fund; AB Variable Products Series Fund, Inc.; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts. In this prospectus we use the term “ portfolio ” to refer to a series or portfolio of a Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.
Market Value Adjustment Formula—The value of a transfer from the Guaranteed Interest Account that is subject to a market value adjustment will be adjusted by multiplying such value by a factor equal to three times the difference between the interest rate currently being credited to the Guaranteed Interest Account and the interest rate being credited for new contributions to the Guaranteed Interest Account. A separate market value adjustment is applied to each applicable rate segment within the Participant’s Guaranteed Interest Account. In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding portfolios . This account is also referred to as “Discovery Account" or "Account.”
Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying portfolios in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.
Transaction Charges
If loans are permitted under the terms of the Contract, a loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60, which amount ill be deducted from a Participant's account.

For more information about loan charges, please refer to the "Charges, Fees and Deductions" section in this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. State premium taxes may also be deducted. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.90%	1.00%
	Investment Options (Portfolio Fees and Expenses)	0.31%	1.09%

1 The Base Contract fee consists of mortality and expense risk charges and administrative fee.
For more information about fees and expenses, please refer to the "Charges, Fees and Deductions" section in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $1,255	Highest Annual Cost $1,917
	Assumes: ▪Investment of $100,000 ▪5% annual appreciation ▪Least expensive combination of portfolio fees and expenses ▪No sales charges ▪No additional purchase payments, transfers or withdrawals	Assumes: ▪Investment of $100,000 ▪5% annual appreciation ▪Most expensive combination of portfolio fees and expenses ▪No sales charges ▪No additional purchase payments, transfers or withdrawals

For more information about ongoing fees and expenses, please refer to please refer to the "Charges, Fees and Deductions" section in this prospectus.
RISKS
Risk of Loss	You can lose money by participating in the Contract. For more information about the risk of loss, please refer to the "Principal Risks of Investing in the Contract" section later in this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk of loss, please refer to the "Principal Risks of Investing in the Contract" section later in this prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risk of loss, please refer to the "Principal Risks of Investing in the Contract" section later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Prudential. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Prudential. More information about Prudential is available upon request. Such requests can be made toll-free at (877) 778-2100.

For more information about the risk of loss, please refer to the "Principal Risks of Investing in the Contract" section later in this prospectus.

RESTRICTIONS
Investment Options
Prudential reserves the right to remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.

For more information about investment and transfer restrictions, please refer to the "Charges, Fees and Reductions" section later in this prospectus.

Optional Benefits	The Contract does not offer any optional benefits.
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information about tax implications, please refer to the "Federal Tax Status" section later in this prospectus.
CONFLICTS OF INTEREST
Investment Professional Compensation	Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to the “Other Information” section later in this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to “Federal Tax Status” later in this prospectus.

OVERVIEW OF THE CONTRACT
The Contract is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers Contract payment options when you are ready to begin receiving income. This Contract is offered to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Select Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential.

The Contract also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die.

The Contract features two distinct phases—the Accumulation Period and the payout period. During the Accumulation Period your Account Value is allocated to one or more investment options or the Guaranteed Interest Account that is made available to you through your plan. The variable investment options, each a Subaccount of the Discovery Account, invest in an underlying portfolio. Additional information about the portfolios is provided in Appendix A to the prospectus.

During the payout period (after the Annuity Date), you can elect to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. In electing to have an annuity purchased, you may select from the following forms of annuity, unless the retirement arrangement covering you provides otherwise: (1) Life Annuity with Payments Certain; (2) Annuity Certain; or (3) Joint and Survivor Annuity with Payments Certain. Once annuity payments begin, the Annuitant cannot surrender their annuity benefit and receive a lump sum payment.

You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract or when making withdrawals from the Contract . Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy an interest in the Contract, surrender an interest or make withdrawals from the Contract, or transfer Participant Account Value between investment options. State premium taxes may also be deducted.
For more information about those fees and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus.

TRANSACTION EXPENSES
	Minimum	Maximum [1]
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee [2]	None	None
New Loan Application Fee	$0	$75.00
Annual Loan Maintenance Fee	$0	$60.00
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions (as a percentage of Contract Value) [3]	0.0%	3.5%
1 Neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge) just because a particular charge is currently set at zero.
2 Currently, we do not impose a transfer fee.
3 Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information, see the "Taxes Attributable to Premium" section of this prospectus.

The next table describes the fees and expenses that you will pay each year during the time that you participate in the Contract (not including portfolio fees and expenses).

ANNUAL CONTRACT EXPENSES
Maximum
Annual Account Charge	$32.00

Base Contract Expenses: [1,2]
Administrative Expenses [1]	0.85%
Mortality and Expense Risk Charge [1]	0.15%
1.00%

1 We may reduce the maximum fees under certain Contracts due to economies of scale and other factors.
2 Base Contract Expenses consist of administrative expenses and mortality and expense risk charge.

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you participate in the Contract. For a complete list of portfolios available under the Contract, including their annual expenses, please refer to Appendix A, "Portfolios Available Under the Contract" later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	0.31%	1.09%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Example
This E xample is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The E xample assumes that you invest $1 0 0,000 in the Contract for the time periods indicated. The E xample also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual portfolio company expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your interest in the Contract at the end of the applicable time period:	1 year $2,153	3 years $6,642	5 years $11,389	10 years $24,492
If you annuitize at the end of the applicable time period:	1 year $2,153	3 years $6,642	5 years $11,389	10 years $24,492
If you do not surrender your interest in the Contract:	1 year $2,153	3 years $6,642	5 years $11,389	10 years $24,492

BRIEF DESCRIPTION OF THE CONTRACTS
The Discovery Select Group Variable Annuity Contract is a variable annuity contract issued by by The Prudential Insurance Company of America (“Prudential”), with its principal place of business located at 751 Broad Street, Newark, NJ 07102. Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Select Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential. You may invest in the separate account. The income, gains and losses credited to, or charged against, the separate account reflect the separate accounts' own investment experience, and not the investment experience of Prudential's other assets. The assets of the separate account may not be used to pay any liabilities required of Prudential, other than the liabilities required under the terms of the Contract.
The value of a Participant’s investment depends upon the performance of the selected investment option(s). Currently, there are 20 Variable Investment Options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the portfolio s listed in “The Portfolio s” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account that are made available to you through your plan. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.
Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative charge equal to a maximum annual rate of 0.85% from the assets held in the Variable Investment Options. The mortality and expense risks charge and the administrative charge make up what is referred to as a base contract fee. You can find further details in the “ Fee Table ” ; “Administrative Fee and Annual Account Charge” ; and "Charge for Assuming Mortality and Expense Risks" sections.
We assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation.
A charge against each of the portfolio s’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See the “Requests, Consents and Notices” section for further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, 30 Scranton Office Park, Scranton, PA 18507; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507; or (3) Fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.
Right to Cancel
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus.
Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Participant Account Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Participant Account Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

GENERAL INFORMATION ABOUT PRUDENTIAL,
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE
CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102. We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.
Prudential Discovery Select Group Variable Contract Account
Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 20 Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Portfolio s
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
Currently, there are 20 Variable Investment Options, each of which is called a Subaccount. Each Variable Investment Option invests exclusively in a single portfolio. Please refer to Appendix A, “Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance.
There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.
Further information about the Fund portfolios is available in the accompanying prospectus for each fund.
Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain portfolio s and/or the investment advisers of such portfolio s to provide administrative and support services to such portfolio s. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.40% annually of the average assets allocated to the portfolio s under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying portfolio that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio ’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the portfolios , indirectly bear the costs of these fees (see the portfolios ’ prospectuses for more information). We have an incentive to offer portfolios managed by affiliated sub-advisers because of the fees that those affiliates will receive. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. In general, allocations made to affiliated portfolios (i.e., T he Prudential Series Fund) benefit us financially, Prudential has selected the portfolios for inclusion as investment options under this Contract in Prudential’s role as the issuer of this Contract, and Prudential does not provide investment advice or recommend any particular portfolio.
We also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying portfolio s may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying portfolios and/or their affiliates, those same portfolios and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Other Fund Information
The investment advisers to the various portfolio s charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each portfolio .
Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
As detailed in T he Prudential Series Fund prospectus, although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.
A full description of the portfolios appears in the prospectuses for each portfolio and in the related statements of additional information. There is no assurance that the investment objectives will be met.
A portfolio may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such portfolio will resemble that of its retail fund counterpart.
Guaranteed Interest Account
The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.
Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and SAI only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts the Discovery Account. You can request additional information from your plan regarding the Guaranteed Interest Account.
While Prudential may not be required to register interests in the General Account or register the General Account as an investment company, the disclosures we make regarding the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Please refer to the SAI for more information about the Guaranteed Interest Account.

PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT
The risks identified below are the principal risks of participating in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated the Subaccounts, which invest in portfolios. If the Subaccounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Subaccounts invest. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision.
Insurance Company Risk. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Annuitization . Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
▪ Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
▪ You generally cannot change the payment stream you chose once it has begun.
▪ The Death Benefit terminates upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in portfolio available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.
The Accumulation Period
Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or allocated to the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under the “Requests, Consents, and Notices,” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section of this prospectus.
Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as may be communicated in writing by Prudential.
Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants for the Contract that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default portfolio upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. During the time period in which the initial contribution is allocated to that default portfolio , the Participant will not be invested in the Contract. Depending on the characteristics of the plan’s default portfolio , the Participant may experience a gain or loss on money allocated to that option. After 105 days have passed from the time that Units of the plan’s default portfolio were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day.
Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for portfolio shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of portfolio shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the portfolio but not yet paid.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described in the “Requests, Consents, and Notices” section of this prospectus.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.
Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Transfers
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Prudential, in Good Order. A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.
If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the telephone transfer system. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.
Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services.
Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock portfolio , may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within 30 days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his/her Participant Account Value transferred to the alternate funding agency. If he/she does not so elect, his/her investment options will continue in force under the Contract. If he/she does so elect, his/her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable annual account charge, will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.
Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his/her Participant Account Value to an alternate funding agency may:
•continue to make transfers of all or part of his/her interest in his/her Participant Account among the available investment options offered; and
•transfer directly all or part of his/her interest in his/her Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7) or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.
Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.
Transfers Between the Guaranteed Interest Account and the Discovery Account
Transfers between the Guaranteed Interest Account and the Discovery Account are limited by the Contract in one of the following ways:

Either:
(a)In any one year, amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI. In most cases the Market Value Adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account; or
Your plan and Prudential agreed that:
(b)Participant Account Value may not be directly transferred from the Guaranteed Interest Account to the PSF PGIM Government Money Market Portfolio.* A Participant may indirectly transfer account value from the Guaranteed Interest Account to the PSF PGIM Government Money Market Portfolio by first transferring such account value to another Subaccount, and provided that at least 90 days has passed before the transfer to the PSF PGIM Government Money Market Portfolio occurs. Participant Account Value transferred from the Guaranteed Interest Account to another Subaccount may be transferred back into the Guaranteed Interest Account after 90 days have passed. In the event of unusual market volatility, Prudential may waive the 90 day restriction. This transfer restriction may apply to other investment options under your plan, in addition to the Subaccount named above.

*For the purposes of this provision the PSF PGIM Government Money Market Portfolio is considered a competing  portfolio .
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying portfolio that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying portfolio may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.
•Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the portfolio level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Variable Investment Options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York

Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship. Similarly, if the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a Participant can make withdrawals in the event of qualified birth or adoption.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, governmental Section 457(b) plans typically permit withdrawals only upon attainment of age 59 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests and the Guaranteed Interest Account to which he/she allocates contributions. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.
You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within seven days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.
Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your allocations, if any, to the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.
A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in Good Order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•Trading on the New York Stock Exchange is restricted;
•An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
•The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.
A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None

Death Benefit
When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Prudential in Good Order. As discussed below in this section, a potentially greater death benefit may be elected under certain circumstances. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.
Prudential will pay the death benefit in accordance with the Participant’s instructions. The death benefit can be paid:
1. in one lump sum as if it were a single withdrawal by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner;
2. as systematic withdrawals to completely distribute the death benefit amount by December 31 of the 10th anniversary of the participant's death;
3. as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.); or
4. as a partial withdrawal with any combination of numbers 2 and 3 of the above.
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described in the “Federal Tax Status” section. If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:
•to receive a one sum cash payment by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner;
•to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant (This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.);
•to receive regular payments in accordance with the systematic withdrawal plan to completely distribute the death benefit amount by December 31 of the 10th anniversary of the participant's death; or
•a combination of all or any two of the three options above.
Unless an annuity form of distribution is required by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the Beneficiary elects to receive a lump sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the Beneficiary will be the greatest of:
•the Participant’s Account Value as of the date Prudential receives a death benefit payment request in Good Order;
•the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and
•the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:
•the Beneficiary may make no contributions; and
•the Beneficiary may not take a loan.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant, or the Plan Sponsor on the Participant's behalf, the value (less the annual account charge) as of the date of cancellation.
Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form) - A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet) - If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.
A loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested.
Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay processing a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five years from the date the Participant receives the loan from the plan unless the loan qualifies as a principal residence plan loan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two months from the date the loan is issued.

Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12 month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
(a)$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made); or
(b)One-half (1/2)  of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.
The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all portfolios or investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific portfolio or investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
(a)Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
(b)Death of the Participant;
(c)Failure to pay on time any other or future debts to the plan;
(d)Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;
(e)Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;
(f)When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.
Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.
(a)Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
(b)A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a partial or total distribution of the Account Value, or the grace period has expired.
A Participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.

Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract as well as the maximum allowable charge under the Contract. The current charges are not described in the prospectus and they will vary by plan. Current charges can change. Therefore, although a particular charge can increase or decrease within the maximum charge noted in this prospectus, it can never exceed the maximum charge amount. Additionally, neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge) just because a particular charge is currently set at zero.
Administrative Fee and Annual Account Charge
Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85%. Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.
Prudential deducts an annual account charge for record keeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account.
Prudential will pro rate the annual account charge for new Participants for the first year of their participation based on the number of full months remaining in the calendar year after the first contribution is received. If a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.
For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.
Charge for Assuming Mortality and Expense Risks
Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. Prudential assesses the charge daily at a maximum annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.
Base Contract Fee
The administrative fee and mortality and expense risk charge described above make up what is referred to as a base contract fee.

Expenses Incurred by the Funds
Participants indirectly bear the charges and expenses of the portfolio s. Details about investment management fees and other portfolio expenses are available in the prospectuses for the portfolio s and the related statements of additional information.
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.
Loan Fee
A loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. For additional information about loans, turn to the “Loan Program” section of this prospectus.
Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.
Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for T he Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.
Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.
Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.
The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior 12 months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, early distributions or withdrawals may be restricted or subject to an additional tax for early distribution. Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date). Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income tax for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 1/2; over (2) the total amount of reductions for all tax years preceding the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (“TSA”), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution.

You may also make contributions to a TDA under a salary reduction agreement, subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, and a governmental 457(b) plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59 1/2;
•Your severance of employment;
•Your death;
•Your total and permanent disability;
•Hardship (under limited circumstances); or
•Qualified birth or adoption distributions.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 1/2 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April 1st of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 1/2 after such date) or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:
•For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.
•Roth IRAs are not subject to these pre-death required minimum distribution rules.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. See the "Required Distributions Upon Death of Participant" section.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.
Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as additional tax for early distribution on withdrawals and annuity payments and required distributions upon death of participant.
ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.

Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.
Additional Tax on Early Distributions and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 Plans. Also, amounts are not subject to this additional tax if:
•the amount is paid on or after age 59 1/2 or the death of the Participant;
•generally the amount received is attributable to the Participant becoming disabled;
•the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy)
•the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase); or
•the withdrawal is a qualified birth or adoption distribution.
Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.
Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to an employee or IRA owner who died after January 1, 2020. For an employee or IRA owner who died prior to January 1, 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
In some circumstances, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental Section 457 plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an "inherited IRA." A non-spouse Beneficiary may also roll death benefits to an "inherited Roth IRA." The "required minimum distribution" rules regarding non-spouse Beneficiaries continue to apply.
If you have a designated beneficiary, any remaining interest must be distributed by December 31 of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distributing period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1,

2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Withholding
Amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
CARES Act Impacts
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 21, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
Taxes on Prudential
We will pay company income taxes on the taxable corporate earnings created by this annuity contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the annuity contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Discovery Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
Additional Considerations
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable Participant or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.

Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue to Contract.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for domestic partner or civil union partner.

EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.
Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a lump sum payment.
We make the following forms of annuity available to Participants.
Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. Prudential guarantees that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/2%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.
Purchasing the Contract
If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
Prudential guarantees the schedule of annuity purchase rates in a Contract for 10 years from the date the Contract is issued. If at any time after a Contract has been in effect for 10 years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for 10 years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans - If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities) - Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans - Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION
Sale of the Contract and Sales Commissions
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
During 2021, 2020, and 2019, $[XXX,XXX], $394,213 and $384,488, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.
We pay the broker-dealer whose registered representatives sell the Contract either:
•a commission of up to 3.0% of your Purchase Payments; or
•a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.
The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her firm.
We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the SAI, which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights
As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding portfolio s. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the portfolio s. However, as required by law, Prudential votes the shares of the portfolio s at any regular and special shareholders meetings the portfolio s are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio ’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the portfolio s in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolio s. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio . If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable portfolio s.

State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established is not material. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of PIMS to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contract.
Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.
Financial Statements
The financial statements of Prudential and the Account are included in the SAI. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
How to Contact Us
You can contact the Prudential Retirement Service Center by:
•calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Contract using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of portfolios available under the Contract. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.

The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio's past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Seeks total investment return consistent with a conservatively managed diversified portfolio	PSF PGIM 50/50 Balanced Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited, QMA LLC	0.58%	11.43%	9.19%	8.64%
Seeks a high level of income over a longer term while providing reasonable safety of capital	PSF PGIM Total Return Bond Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited	0.43%	8.45%	6.29%	5.53%
Seeks long-term growth of capital.	PSF PGIM Jennison Blend Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.47%	29.00%	15.61%	12.80%
Seeks total return consistent with an aggressively managed diversified portfolio.	PSF PGIM Flexible Managed Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited, QMA LLC	0.62%	9.59%	9.45%	9.61%
Seeks long-term growth of capital.	PSF Global Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: Brown Advisory, LLC; LSV Asset Management; William Blair Investment Management, LLC; QMA LLC; T. Rowe Price Associates, Inc.	0.80%	15.84%	12.79%	10.38%
Seeks a high level of income over the long term consistent with the preservation of capital.	PSF PGIM Government Income Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: PGIM Fixed Income	0.51%	7.16%	3.87%	3.45%
Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PSF PGIM Government Money Market Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: PGIM Fixed Income	0.34%	0.30%	0.88%	0.44%
Seeks high total return.	PSF PGIM High Yield Bond Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited	0.61%	7.11%	9.04%	7.14%
Seeks long-term growth of capital.	PSF PGIM Jennison Growth Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.62%	56.20%	22.86%	18.60%
Seeks long-term growth of capital.	PSF Small-Cap Stock Index Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: QMA LLC	0.40%	10.99%	12.13%	11.62%
Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	PSF Stock Index Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: QMA LLC	0.31%	18.08%	14.93%	13.59%
Seeks capital appreciation.	PSF PGIM Jennison Value Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.43%	3.58%	8.93%	8.36%
a

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Seeks long-term growth of capital.	AB VPS Small Cap Growth Portfolio - Class A Adviser: AllianceBernstein L.P.	1.09%	53.98%	24.34%	17.57%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund - Series I Adviser: Invesco Advisers, Inc.	0.81%	13.85%	10.67%	9.55%
Seeks long-term growth of capital.	Janus Henderson Overseas Portfolio - Institutional Adviser: Janus Capital Management LLC	0.83%	16.30%	9.04%	0.91%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio - Institutional Adviser: Janus Capital Management LLC	0.60%	32.95%	17.67%	14.67%
Seeks capital appreciation.	MFS Growth Series - Initial Adviser: Massachusetts Financial Services Company	0.73%	31.86%	20.28%	16.80%
Seeks capital appreciation.	MFS Research Series - Initial Adviser: Massachusetts Financial Services Company	0.82%	16.59%	14.74%	13.06%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio Adviser: T. Rowe Price Associates, Inc.	0.85%	1.18%	9.86%	9.22%
Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S companies.	T. Rowe Price International Stock Portfolio Adviser: T. Rowe Price Associates, Inc.	1.05%	14.45%	10.38%	6.56%

b

Prudential Retirement
30 Scranton Office Park
Scranton, PA 18507

Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities, LLC and Prudential Investment Management Services LLC.
This prospectus describes the important features of the Contract and provides information about The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) and the Prudential Discovery Select Group Variable Contract Account (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Prudential and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (877) 778-2100. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

DISCOVERY SELECT ® is a registered service mark of The Prudential Insurance Company of America.
© 202 2 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

DS.PU.003	EDGAR CONTRACT IDENTIFIER: C000003363
Ed. 05/2022

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2022

DISCOVERY SELECT
GROUP VARIABLE ANNUITY CONTRACTS
ISSUED THROUGH
PRUDENTIAL DISCOVERY SELECT GROUP
VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECT® Group Variable Annuity Contracts (each, a “Contract” and, collectively, the “Contracts”) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 202 2 . You may obtain a prospectus free of charge by calling (877) 778-2100. We do not incorporate by reference any information into this SAI.

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: MAY 1, 2022	Statement of Additional Information Dated: MAY 1, 2022

The Prudential Insurance Company of America	Prudential Retirement Service Center
751 Broad Street	30 Scranton Office Park
Newark, NJ 07102	Scranton, PA 18507

Telephone: (973) 802-6000	Telephone: (877) 778-2100
2

GENERAL INFORMATION ABOUT PRUDENTIAL AND PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Prudential has developed long-term savings and retirement products, which are distributed through its affiliated broker-dealer company, Prudential Investment Management Services LLC (“PIMS”).
Neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential Discovery Select Group Variable Contract Account
Prudential Discovery Select Group Variable Contract Account (the “Discovery Account” or the “Account”) was established by Prudential on February 11, 1997, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 20 Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.
ADMINISTRATION
The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.
Prudential generally is responsible for the administrative and record keeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.
GUARANTEED INTEREST ACCOUNT
The Contract may make available a Guaranteed Interest Account. Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and Statement of Additional Information (“SAI”) only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts contributions allocated to the Discovery Account.
The following information is provided for informational purposes. You can request additional information from your plan regarding the Guaranteed Interest Account.
Market Value Adjustment
As applicable, the market value of the amount withdrawn from the Guaranteed Interest Account will be calculated using the formula described in this paragraph. A separate market value adjustment is determined for each portion of the Guaranteed Interest Account (each, a “Rate Segment”). The interest rate applicable to each such Rate Segment is compared to the interest rate credited for new Contributions in the current quarter.
The market value adjustment for a Rate Segment is calculated by subtracting the interest rate for new Contributions from the interest rate credited to that Rate Segment and multiplying that result by a factor of 3.0. In most cases the market value adjustment will either be a zero or a negative adjustment. The Contract may also provide that in no event will the application of the market value adjustment
3

cause a Withdrawal from the Guaranteed Interest Account to be less than the Contributions withdrawn, accrued at an interest rate specified in the Contract.
Each market value adjustment is then applied to the dollars withdrawn from the corresponding Rate Segment. The market value of the amount withdrawn from the Guaranteed Interest Account is equal to the sum of the market values of the amount withdrawn from of each Rate Segment. The market value adjustment factor may be changed by Prudential as provided for in the Contract.
Interest Crediting Formula
Interest is credited to the Guaranteed Interest Account as described in the Contract. There may be different interest rates applicable to different portions of a Participant’s Guaranteed Interest Account.
Competing Funds
A Participant may not directly transfer any amount between the Guaranteed Interest Account and a Competing Fund.
A “Competing Fund” is an investment option available under a Participant’s Plan that is primarily comprised of high quality fixed income securities with an average duration of less than or equal to 4.5 years. Competing Funds include but are not limited to money market and short term bond funds. The prospectus described the Competing Funds in the Discovery Account but your Plan may offer other Competing Funds, such as a stable value insurance contract, that are not part of this group variable annuity Contract. The prospectus and the SAI do not describe every investment option available to you under your Plan, they only describe this group variable annuity Contract and the separate account (and its subaccounts) within the group variable annuity. If you have questions regarding what other Competing Funds are available in your Plan, you should contact your Plan administrator.
Prudential and your Plan may agree to replace the Market Value Adjustment on certain transfers from the Guaranteed Interest Account as described in the prospectus with a restriction on transfers between the Guaranteed Interest Account and a Competing Fund.
A Participant may indirectly transfer amounts from the Guaranteed Interest Account to a Competing Fund by first transferring the amount to be transferred into an investment option that is not a Competing Fund and further provided that at least 90 days has passed since such amount has been transferred into the investment option that is not a Competing Fund. Amounts transferred from the Guaranteed Interest Account to a non-Competing Fund may be transferred back into the Guaranteed Interest Account after 90 days. In the event of unusual market volatility, Prudential may waive the 90 day restriction.
PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 202 1 , 20 20 and 201 9 , $XXX, $394,213, and $384,488, respectively, was paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of the commissions.
As discussed in the prospectus, PIMS pays commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:
•Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).
4

•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.
The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2020) received payment with respect to this group annuity during 2020 (or as to which a payment was accrued during 2019). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2020, the least amount paid and greatest amount paid was $42 and $346,339, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	Cadaret Grant & Company Inc.
CES Insurance Agency Inc.
LPL Financial LLC
MWA Financial Services Inc.
Paradigm Equities, Inc.
Park Avenue Securities, Inc.
Pruco Securities Corporation
Triad Insurance, Inc.
Wells Fargo Wealth Brokerage Insurance Agency
SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Discovery Account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all administrative expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
5

MISSTATEMENT OF AGE OR SEX
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Prudential and contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Prudential and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
FEDERAL TAX STATUS
Other Tax Rules
1.Diversification
6

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.
2.Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3.Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
4.Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.
FINANCIAL STATEMENTS
The statutory financial statements for Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the Subaccounts of Prudential Discovery Select Group Variable Contract Account as of the dates presented and for each of the periods indicated therein included in this SAI have been so included in reliance on the reports of [XX], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. [XX's] principal address is [XX].
7

PART C
OTHER INFORMATION
I TEM  2 7 . E XHIBITS

(a)
Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on February 11, 1997 establishing the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”). Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-23271, filed via EDGAR on June 17, 1997.

(b)	N/A

(c)	(1) Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 3, Registration No. 333-23271, filed via EDGAR on October 16, 1998.

(2) Broker-dealer sales agreement. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-23271, filed via EDGAR on June 17, 1997.

(d)
(1) Form of Group Annuity Contract offered by The Prudential Insurance Company of America. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-23271, filed via EDGAR on June 17, 1997.

(2) Form of Group Annuity Contract offered by The Prudential Insurance Company of America. Incorporated by reference to Post-Effective Amendment No. 4, Registration No. 333-23271, filed via EDGAR on February 23, 1999.

(e)
Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)). Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-23271, filed via EDGAR on June 17, 1997.

(f)
(1) Charter of The Prudential Insurance Company of America, as amended July 19, 2004. Incorporated by reference to Post-Effective Amendment No. 23, Registration No. 333-23271, filed via EDGAR on April 11, 2016.

(2) By-Laws of The Prudential Insurance Company of America, as amended November 14, 2017. Incorporated by reference to Post-Effective Amendment No. 25, Registration No. 333-23271, filed via EDGAR on April 10, 2018.

(g)	N/A

(h)
(1) Participation Agreements between The Prudential Insurance Company of America and AIM Variable Insurance Funds; Janus Aspen Series; MFS Variable Insurance Trust; and T. Rowe Price Equity Series, Inc., respectively. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-23271, filed via EDGAR on June 17, 1997.

(2) Agreements pursuant to Rule 22c-2 between The Prudential Insurance Company of America and AIM Investment Services; AllianceBernstein Investor Services, Inc.; Janus Services, LLC; MFS Fund Distributors, Inc.; The Prudential Series Fund; and T. Rowe Price Investment Services, Inc., respectively. Incorporated by reference to Post-Effective Amendment No. 21, Registration No. 333-23271, filed via EDGAR on April 17, 2014.

(3) Amendment to Participation Agreement by and among The Prudential Insurance Company of America, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. Incorporated by reference to Post-Effective Amendment No. 23, Registration No. 333-23271, filed via EDGAR on April 11, 2016.

(4) Amendment to Participation Agreement by and among The Prudential Insurance Company of America and [XX]. To be filed in subsequent 485(b) filing.

(i)	N/A

(j)	N/A

(k)	N/A

(l)	Consent of [XX], Independent Registered Public Accounting Firm. To be filed in subsequent 485(b) filing.

(m)	N/A

(n)	N/A

(o)	N/A

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.

______________________________________
ITEM  2 8 . D IRECTORS AND O FFICERS OF THE D EPOSITOR

Name and Principal Business Address*	Position and Offices with Depositor
Charles F. Lowrey	Chairman, President and Chief Executive Officer

Robert M. Falzon	Vice Chairman and Director

Thomas J. Baltimore	Director

Gilbert F. Casellas	Director

Martina Hund-Mejean	Director

Wendy E. Jones	Director

Karl J. Krapek	Director

Peter R. Lighte	Director

George Paz	Director

Sandra Pianalto	Director

Christine A. Poon	Director

Douglas A. Scovanner	Director

Michael A. Todman	Director

Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer

Stacey Goodman	Executive Vice President and Chief Information Officer

Ann M. Kappler	Executive Vice President and General Counsel

Scott G. Sleyster	Executive Vice President and Head of International Businesses

Andrew F. Sullivan	Executive Vice President and Head of U.S. Businesses

Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

Naveen Agarwal	Senior Vice President

Darin A. Arita	Senior Vice President

Robert D. Axel	Senior Vice President, Principal Accounting Officer and Controller

Michael Baker	Senior Vice President

Meyrick Douglas	Senior Vice President and Chief Auditor

Wendell D. Dowrich	Senior Vice President

Joseph D. Emanuel	Senior Vice President and Chief Ethics and Compliance Officer

Caroline Faulkner 213 Washington Street Newark, NJ 07102	Senior Vice President

Caroline A. Feeney 213 Washington Street Newark, NJ 07102	Senior Vice President

Alan M. Finkelstein	Senior Vice President

Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary

Name and Principal Business Address*	Position and Offices with Depositor
Yanela C. Frias 280 Trumbull Street Hartford, CT 06103	Senior Vice President

Jonathan Harris	Senior Vice President

Bradford Hearn 213 Washington Street Newark, NJ 07102	Senior Vice President

Salene Hitchcock-Gear 213 Washington Street Newark, NJ 07102	Senior Vice President

Richard G. Hummers	Senior Vice President

Susan Somersille Johnson 213 Washington Street Newark, NJ 07102	Senior Vice President

Robert McLaughlin	Vice President and Head of Investor Relations

Nandini Mongia	Senior Vice President and Treasurer

Lata N. Reddy	Senior Vice President

Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer

Alan W. Sexton	Senior Vice President

James J. Shea	Senior Vice President

Nicholas C. Silitch 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Risk Officer

Anthony F. Torre	Senior Vice President

Dylan J. Tyson 1 Corporate Drive Shelton, CT 06484	Senior Vice President

George P. Waldeck 655 Broad Street Newark, NJ 07102	Senior Vice President

Candace J. Woods 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Actuary
__________________
* The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.
I TEM  2 9 . P ERSONS C ONTROLLED BY OR U NDER C OMMON C ONTROL WITH THE D EPOSITOR OR R EGISTRANT
Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 19, 2021, the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company, a wholly-owned subsidiary of Prudential, and Pruco Life Insurance

Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item  30 . I NDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item  31 . P RINCIPAL U NDERWRITERS
(a) Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.
(b) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Adam Scaramella (3)	President

Kevin Chaillet (4)	Treasurer

Francine B. Boucher (3)	Senior Vice President, Chief Legal Officer and Secretary

Peter J. Boland (1)	Senior Vice President and Chief Administrative Officer

John N. Christolini (2)	Senior Vice President and Chief Compliance Officer

Peter J. Puzio (2)	Senior Vice President

Hansjerg P. Schlenker (1)	Senior Vice President and Chief Operations Officer

Robert P. Smit (4)	Senior Vice President, Chief Financial Officer, Controller and Assistant Treasurer

Lenore J. Paoli (2)	Senior Vice President and Chief Risk Officer

Kelly Florio (4)	Vice President and Anti-Money Laundering Officer

Thomas W. Doughty (4)	Vice President and Cybersecurity Officer
__________________
Principal Business Addresses:
(1)    655 Broad Street, Newark, NJ 07102
(2)     280 Trumbull Street, Hartford, CT 06103
(3)     213 Washington Street, Newark, NJ 07102
(4)     751 Broad Street, Newark, NJ 07102

(c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission

Prudential Investment Management Services LLC	$394,213	$ -0-	$ -0-

I TEM  3 2 . L OCATION OF A CCOUNTS AND R ECORDS
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:
The Prudential Insurance Company of America
and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
100 Mulberry Street
Gateway Buildings Two, Three and Four, Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, MO 64105

I TEM  3 3 . M ANAGEMENT S ERVICES
None.
I TEM  3 4 . FEE REPRESENTATION
The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES
The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.
TEXAS ORP
The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 17th day of December , 2021.

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH
VICE PRESIDENT, PRODUCT DEVELOPMENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH
VICE PRESIDENT, PRODUCT DEVELOPMENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE
*
CHARLES F. LOWREY PRESIDENT, CEO, CHAIRMAN AND DIRECTOR
*
ROBERT M. FALZON VICE CHAIR AND DIRECTOR
*
THOMAS J. BALTIMORE DIRECTOR
*
GILBERT F. CASELLAS DIRECTOR

*
MARTINA HUND-MEJEAN DIRECTOR
*
WENDY ELIZABETH JONES DIRECTOR
*
KARL J. KRAPEK DIRECTOR
*
PETER R. LIGHTE DIRECTOR
*
GEORGE PAZ DIRECTOR
*
SANDRA PIANALTO DIRECTOR
*
CHRISTINE A. POON DIRECTOR
*
DOUGLAS A. SCOVANNER DIRECTOR
*
MICHAEL A. TODMAN DIRECTOR
*
KENNETH Y. TANJI EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
ROBERT D. AXEL SENIOR VICE PRESIDENT, CONTROLLER AND PRINCIPAL ACCOUNTING OFFICER

*By:
/s/ MICHELE DRUMMEY
MICHELE DRUMMEY (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit	Description

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.